Revenue	12 Months Ended
Dec. 31, 2017
Statement [Line Items]
Revenue [Text Block]
6.	Revenue

The Company sold 206,079 ounces to Red Kite during the year ended December 31, 2017, in accordance with an Offtake Agreement (note 18(c)). Comparatively, the Company sold 147,950 ounces during the nine months ended December 31, 2016. Sales proceeds earned during the first quarter of 2016, prior to the commencement of commercial production, were recorded as an offset to pre-commercial production costs and included in development costs (note 17(b)). Sales proceeds earned since the commencement of commercial production on April 1, 2016 are included in revenue in the consolidated statement of operations and comprehensive income (loss).

Included in revenue was $0.7 million relating to by-product silver sales for the year ended December 31, 2017 ($0.6 million during the nine months ended December 31, 2016).

All of the Company’s concessions are subject to a 5% gross revenue royalty payable to the Government of Ghana.